Investor Presentation

D.A. Davidson

17th Annual Financial Institutions Conference

May 12, 2015

BANC OF CALIFORNIA

Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates ("BANC," the "Company," "we," "us" or "our"). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the Company's recently completed acquisitions, including the acquisitions of branches from Banco Popular, The Private Bank of California, CS Financial, Inc., and The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (viii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (ix) our ability to control operating costs and expenses; (x) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii) the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team; (xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities; and (xxiii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Company Overview

- Largest bank based in Orange County, CA
- Common Stock: BANC (NYSE)
- Preferred Stock: BANC PRC / PRD (NYSE)
- Senior Debt: BOCA (NYSE)

Franchise

- $6+ billion in assets
- $5+ billion in annual loan originations
- 100+ banking locations(1), including 38 branches in Los Angeles, Orange and San Diego counties
- 8th largest public independent California bank
- 15th largest deposit franchise in Los Angeles MSA(2)
- Investment Advisor with $4.2 billion AUA(3)


Simi Valley
Burbank
Pasadena
LOS ANGELES
Santa Monica
Ontario
Inglewood
Redondo Beach
Anaheim
Huntington Beach
Costa Mesa
Newport Beach
Irvine
ORANGE
Branches
Loan Offices

1 Including locations in California, Oregon, Arizona, Virginia, Indiana, Maryland, Colorado, Idaho, and Nevada
2 FDIC SOD Report. Data as of 6/30/14 (combined BANC and Banco Popular CA branches).
3 Assets under advisement as measured by total UPB
* (Data as of 3/31/15 unless noted)

Building California's Bank

- **Banc of California has been successful in growing its asset base both organically as well as through opportunistic acquisitions since its recap in November 2010**
  - Gateway Bancorp and Beach Business Bank, 2012
  - The Private Bank of California, CS Financial, and The Palisades Group, 2013
  - Renovation Ready and Popular Community Bank branches, 2014
- **All acquisitions successfully integrated into single technology platform**
- **Consistent and disciplined asset growth since 2010 averaging approximately $1 billion annually with strong credit metrics**



Total Assets
($ in billions)
$0.9
$0.9
$0.9
$0.8
$0.9
$0.9
$1.0
$1.1
$1.1
$1.7
$1.7
$2.1
$2.5
$3.7
$3.6
$4.0
$4.4
$4.5
$6.0
$6.1
Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1 Q2 Q3 Q4
2012
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1
2015

Bank Platform

BANC OF CALIFORNIA

Banc of California is committed to building the top full-service bank serving California's diverse private businesses, entrepreneurs, and homeowners,

BANKING	LENDING
RETAIL BANKING	RESIDENTIAL
EXECUTIVE BANKING	COMMERCIAL REAL ESTATE
PRIVATE BANKING	MULTI-FAMILY
BUSINESS BANKING	BUSINESS
FINANCIAL INSTITUTIONS BANKING	SPECIALTIES

2015 First Quarter Accomplishments

Net Income	• Net income available to common shareholders of $11.7 million, or $0.29 per diluted share • Return on average assets of 0.9% and return on average tangible common equity of 13.5%
Revenues	• Total revenue of $98.0 million for the first quarter, up 12% quarter-over-quarter and 62% year-over-year
Expenses	• Total expenses of $75.9 million for the first quarter • Consolidated efficiency ratio improved to 77%
Balance Sheet	• Total assets grew to $6.1 billion • Deposit balances increased by $190 million, or 4% quarter-over-quarter • Noninterest-bearing deposit balances increased by $87 million, or 13% quarter-over-quarter
Capital	• Tangible book value per share[1] increased to $10.81 from $10.53 from the prior quarter • Raised $290 million in new capital in early April

1 Adjusted tangible book value per share including shares issuable under purchase contracts (TEUs) increased to $9.96 from $9.64.

Net Interest Income and Net Interest Margin

Net Interest Income ($ in millions)

- Net interest income benefited from full quarter impact of Popular acquisition



+48% YoY
$35.2
$35.6
$38.2
$46.3
$52.0
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

Net Interest Margin

- Consolidated net interest margin expanded due to deposit repricing



-8% YoY
4.00%
3.70%
3.58%
3.65%
3.69%
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

Loan Yields

- Stable loan yields compared to prior quarter driven by pricing discipline



-12% YoY
5.12%
4.75%
4.62%
4.60%
4.59%
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

Cost of Deposits

- Disciplined deposit repricing strategy drove the favorable drop



-30% YoY
0.77%
0.74%
0.70%
0.60%
0.54%
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

Noninterest Income and Expenses


Noninterest Income
($ in millions)
$25.3
$4.2
$1.1
$2.6
$17.3
$35.4
$4.4
$1.8
$3.0
$26.1
$44.1
$3.6
$3.3
$10.3
$26.9
$40.9
$5.2
$6.7
$3.9
$25.0
$46.0
$2.4
$1.2
$4.5
$37.9
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015
Mortgage Banking
Gain on Sale of Loans
Advisory Service Fees
All Other


Noninterest Expense
($ in millions)
$57.6
$8.7
$48.9
$60.3
$12.3
$48.0
$67.4
$2.4
$13.2
$51.8
$78.2
$5.9
$13.5
$58.8
$75.9
$17.6
$58.3
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015
Base
Volume-Related[1]
Acquisition/Non-core

1 Includes Mortgage Banking-related commissions, bonus and loan-related expenses.

Loan Portfolio



Total Loans (HFS / HFI)
($ in millions)
$3,397
$123
$1,000
$1,159
$155
$586
$374
$3,698
$134
$1,096
$1,213
$234
$567
$455
$3,839
$142
$1,127
$1,191
$367
$548
$464
$5,136
$167
$1,187
$1,172
$956
$1,042
$613
$5,175
$171
$1,241
$1,169
$940
$1,014
$639
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015
Average Loan Yield:
5.12%
4.75%
4.62%
4.60%
4.59%
Business[1]
CRE & Construction
Multifamily
SF Residential
Held for sale
Other



Loan Mix
(3/31/15 period end balance)
HFS 24%
SFR 23%
Other 3%
Business 12%
MF 18%
CRE 20%

$5.2 billion
Average Loan Yield: 4.59%

1 Includes C&I, SBA & Leasing
* All Balances Period-End.

Deposit Portfolio


Total Deposits
($ in billions)
$3.1
$3.3
$3.6
$4.7
$4.9
$2.7
$2.9
$3.2
$4.0
$4.1
$0.43
$0.41
$0.46
$0.66
$0.75
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015
Cost of Deposits:
0.77%
0.74%
0.70%
0.60%
0.54%
Noninterest-bearing Deposits
Interest-bearing Deposits


Deposit Mix
(3/31/15 period end balance)
CDs 22%
DDA / NOW 37%
Money Market 23%
Savings 18%
$4.9 billion
Cost of Deposits: 0.54%

* All Balances March 31, 2015 Period-End.

Capital Position

	1Q 2014	2Q 2014	3Q 2014	4Q 2014	1Q 2015	Pro Forma[1]	Regulatory Well-Capitalized Ratio
Banc of California, Inc.							
Tangible Equity to Tangible Assets (TE/TA)	7.1%	9.1%	9.0%	7.5%	7.6%	9.0%	
Tier 1 Leverage Ratio	7.6%	9.9%	9.3%	8.6%	8.0%	9.9%	
Tier 1 Risk-based Capital Ratio	10.9%	14.1%	14.0%	10.5%	10.9%	13.2%	
Total Risk-based Capital Ratio	12.0%	15.2%	15.0%	11.3%	11.6%	14.0%	
Tangible Book Value per share, non-GAAP	$9.93	$11.44	$11.33	$10.53	$10.81		
Tangible Book Value per share, adjusted[2]	$9.93	$9.66	$9.88	$9.64	$9.96		
Banc of California, N.A.							
Tier 1 Leverage Ratio	9.4%	9.7%	9.8%	9.2%	9.5%		5.0%
Tier 1 Risk-based Capital Ratio	13.5%	13.8%	14.8%	11.3%	12.9%		8.0%
Total Risk-based Capital Ratio	14.5%	14.9%	15.8%	12.0%	13.6%		10.0%

1 Pro-forma based on 3/31/15 balance sheet plus net proceeds of $111.4 million from April preferred stock offering & $172.8 million from April debt offering

2 Tangible equity per common stock and shares issuable under purchase contracts. Represents the effect on TBV/share including conversion of TEUs to common shares

Financial Performance Targets

Net Interest Margin[1]



3.75 –
4.00%
4.19%
3.88%
3.78%
3.82%
3.84%
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

Efficiency Ratio



70 –
75%
95%
85%
82%
90%
77%
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

ROAA



1%
0.1%
0.8%
1.0%
0.8%
0.9%
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

ROATCE



15%
0.9%
12.0%
13.3%
11.2%
13.5%
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

Stated Year-End 2015 Run Rate Targets

1 Net Interest Margin shown for Banc of California, N.A. subsidiary. Excludes Holding Company debt interest expense.

A Top California Bank at an Attractive Entry Point

- BANC is the 8th largest public independent California bank
- Proven ability to attract and grow low cost retail deposits
- Proven ability to build a scalable and diverse commercial lending platform
- Proven M&A capabilities
- Compelling economic model with scalable platform

Top Public Independent Banks Headquartered in California by Assets

($ in billions)



$50
$40
$30
$20
$10
$-
$51
$40
$33
$30
$17
$12
$7
$7
$6
$6
$6
$6
$5
$4
$4
BANC OF CALIFORNIA
FRC
SIVB
CYN
EWBC
PACW
CATY
CVBF
BBCN
BANC
OPB
FMBL
BOFI
WABC
WIBC
HAFC

Source: SNL Financial. Financial data as 3/31/15.

Appendix

Income Statement

($ in millions except per share data)

	1Q 2015	4Q 2014	1Q 2014
Net Interest Income	$52.0	$46.3	$35.2
Noninterest Income	46.0	40.9	25.3
Total Revenue	**98.0**	**87.2**	**60.5**
Expenses	(75.9)	(78.2)	(57.6)
Pre-Tax, Pre-Provision Income	**22.1**	**9.0**	**2.9**
Provision	0.0	(4.2)	(1.9)
Pre-Tax Income	**22.1**	**4.8**	**0.9**
Tax Benefit (Expense)	(9.5)	5.3	(0.2)
Net Income	**12.6**	**10.1**	**0.7**
Preferred Dividends	(0.9)	(0.9)	(0.9)
Net Income Available to Common	**$11.7**	**$9.2**	**$(0.2)**
Diluted Earnings Per Share	**$0.29**	**$0.25**	**$(0.01)**
ROAA	**0.9%**	**0.8%**	**0.1%**
ROATCE	**13.5%**	**11.1%**	**0.9%**
Average shares outstanding (fully diluted EPS)[1]	38.3	35.4	20.2

* Figures may not foot due to rounding.

1 Average shares outstanding include potential TEU conversions to common shares (in millions).

Business Segments

($ in millions)

Pre-Tax Income	1Q 2015	4Q 2014	B/W
Banking	$15.9	$3.1	$12.8
Mortgage Banking	9.6	3.2	6.4
Financial Advisory / Asset Management	0.6	3.9	(3.3)
Corporate / Other	(4.1)	(5.5)	1.4
Consolidated	**$22.1**	**$4.8**	**$17.3**

- Banking segment represented:
  - ✓ Over 70% of consolidated pre-tax profitability
  - ✓ Approximately 75% of increase in quarter over quarter pre-tax profits
  - ✓ Over 60% of consolidated revenues
- Mortgage Banking pre-tax profits tripled quarter over quarter

* Figures may not foot due to rounding.